UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22958

Duff & Phelps Select MLP and Midstream Energy Fund Inc.

(Exact name of registrant as specified in charter)

101 Munson Street

Greenfield, MA 01301

(Address of principal executive offices) (Zip code)

Jennifer Fromm, Esq.

Vice President, Chief Legal Officer, Counsel and Secretary for Registrant

Virtus Investment Partners, Inc.

One Financial Plaza

Hartford, CT 06103

(Name and address of agent for service)

Registrant’s telephone number, including area code: 866-270-7788

Date of fiscal year end: November 30

Date of reporting period: November 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

November 30, 2019
ANNUAL REPORT

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless specifically requested from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect at any time to receive not only shareholder reports but also certain other communications from the Fund electronically, or you may elect to receive paper copies of all future shareholder reports free of charge to you. If you own your shares directly with the Fund, you may make such elections by calling the Fund at 1-800-270-7788 or, with respect to requesting electronic delivery, by visiting www.virtus.com. If you own your shares through a financial intermediary, please contact your financial intermediary to make your request and to determine whether your election will apply to all funds in which you own shares through that intermediary.

Not FDIC Insured • No Bank Guarantee • May Lose Value

MESSAGE TO SHAREHOLDERS
Dear Duff & Phelps Select MLP and Midstream Energy Fund Inc. Shareholder:
I am pleased to present this annual report that reviews the performance of the Duff & Phelps Select MLP and Midstream Energy Fund Inc. (DSE) for the 12 months ended November 30, 2019.
This report contains commentary from the portfolio management team at Duff & Phelps Investment Management concerning the U.S. energy market and the Fund’s performance during a difficult period in the energy sector. For the 12-month period, the Fund’s net asset value (NAV) declined 19.75%, including $0.60 in reinvested distributions, and its market price was down 19.81%. For the same period, the Alerian MLP Index lost 11.00% and the average NAV of the constituents of the Lipper Energy MLP Closed-End Fund Average was down 11.25%, including reinvested dividends.
On behalf of the Fund and its investment management team, I thank you for entrusting your assets to us. If you have any questions about your account or require assistance, our customer service team is ready to assist you at 866-270-7788 or through the closed-end fund section of Virtus.com.

Sincerely,
George R. Aylward
President, Chief Executive Officer, and Director
Duff & Phelps Select MLP and Midstream Energy Fund Inc.
January 2020

1Average NAV performance as calculated for the Lipper Energy MLP Closed-End Peer Group may differ from any constituent fund’s stated performance.
Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than performance shown above.

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
November 30, 2019
About the Fund:
The Duff & Phelps Select MLP and Midstream Energy Fund Inc. (NYSE: DSE) (the “Fund”) invests at least 80% of its Managed Assets in energy master limited partnerships (“MLPs”) and midstream energy companies that are not organized as MLPs. The Fund’s “Managed Assets” are equal to its net assets plus any outstanding preferred stock and/or borrowings made for the purpose of leverage. The Fund may invest up to 20% of its Managed Assets in securities of issuers either: (i) in the energy sector and that are not midstream energy companies or (ii) that produce products that are primarily for the use of companies in the energy sector (such as sand miners, certain chemical companies, and coking coal processors). The Fund’s investment objective is to seek a high level of total return resulting from a combination of current tax-deferred distributions and capital appreciation. There is no guarantee that the Fund will achieve its investment objective.
As of November 30, 2019, the Fund’s leverage consisted of $35 million in outstanding Fixed Rate Mandatory Redeemable Preferred Shares (“MRP Shares”) and $30 million of borrowings made pursuant to a line of credit which combined represented approximately 40% of the Fund’s total assets.
Manager Comments – Duff & Phelps Investment Management Co. (“DPIM”)
The Duff & Phelps Select MLP and Midstream Energy Fund Inc. is subadvised by Duff & Phelps Investment Management Co., and managed by a team of two dedicated MLP investment professionals with average industry experience of more than 19 years: David D. Grumhaus, Jr., Senior Portfolio Manager, and Charles Georgas, CFA, Portfolio Manager. The following commentary is provided by the portfolio management team at DPIM, and covers the period from December 1, 2018 through November 30, 2019.
How did the markets perform during the Fund’s fiscal year ended November 30, 2019?
Despite a solid first half, the midstream energy and master limited partnership (MLP) sector faced challenges in the second half of fiscal 2019. After outperforming the broader market in the first half of the fiscal year, the sector, as measured by the Alerian MLP Index, dropped 13.8% in the final six months. The Alerian MLP Index finished the year down 11.0%, significantly underperforming the 16.1% return garnered by the broader market, as measured by the S&P 500® Index.
Fund flows were negative as traditional investors – retail, closed-end, and open-end funds – continued to pull back from the sector. Institutional money also remained wary of the sector, particularly concerned about corporate governance and the potential impact of environmental, social, and governance (ESG) investors. Any new money coming into the sector seemed to focus solely on the large-cap, diversified C-corporations. The top C-corps (Enbridge, TC Energy, ONEOK, and Kinder Morgan) all significantly outperformed during the fiscal year, with each up over 20%. A weak broader energy trend also hurt the sector. The S&P Oil & Gas Exploration & Production Select Industry Index fell 37.0% during the fiscal year, and energy made up only 4.2% of the overall S&P 500® Index as of November 30. Institutional interest in energy as a category fell precipitously during the period.
While the sector continued to be shunned, midstream companies took action. Four MLPs eliminated their incentive distribution rights during the second half of the fiscal year. There was a
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 6.

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
November 30, 2019
greater focus on balance sheets and distribution coverage, and the sector began to implement significant reductions in capital expenditures. Much of this progress was disguised by what appeared to be heavy year-end tax-loss selling in October and November, when the sector fell roughly 6% each month. However, the period also saw continued growth in U.S. oil, natural gas, and natural gas liquids production, as well as rising oil prices.
What factors affected the performance of the Fund during its fiscal year?
The Fund underperformed the Alerian MLP Index on both a net asset value (NAV) and market basis, falling 19.75% and 19.81%, respectively (gross of fees and expenses), for the fiscal year ended November 30, 2019, versus a decline of 11.00% for the index. Given the Fund’s relatively high levels of leverage, it is not surprising that the Fund underperformed in a down market. The Fund’s Lipper peer group finished the 12 months down 11.25%, as the peer group has lower leverage. Some of the funds in the peer group also own utilities, which were up significantly during the fiscal year. Overall, the gathering and processing subsector meaningfully underperformed, with those companies focused on the Marcellus/Utica shale particularly weak.
The top five contributing names on an absolute basis for the Fund during the fiscal year were Sunoco LP, NuStar Energy, Western Gas Partners, Cheniere Energy Partners, and USA Compression Partners. Sunoco continued to reap benefits from the 2018 sale of its service stations to 7-Eleven, and enjoyed strong wholesale gasoline margins throughout the year. NuStar was rewarded for the sale of its St. Eustatius oil terminal in the Caribbean and the growth of its Navigator system in the Permian basin. The stock traded higher based on speculation about an acquisition after peer Buckeye Partners was acquired at a large premium during the year. Western Gas Partners was bought by its general partner in February and thus benefitted from the strong sector performance early in the fiscal year. Cheniere Energy Partners posted higher earnings as its Sabine Pass Train 5 came on line and it announced a final investment decision to move forward with Train 6. Finally, USA Compression Partners posted strong operating results as it benefitted from better pricing and utilization on its fleet.
The bottom five contributors on an absolute basis for the Fund were Antero Midstream, Western Midstream Partners, MPLX, Energy Transfer, and DCP Midstream. Antero Midstream had a poor year as it was pulled down by its parent, Antero Resources. Fears that lower natural gas and natural gas liquid prices might force Antero Resources to default on its debt introduced uncertainty into the outlook for Antero Midstream. Western Midstream, which was the successor to the merger of Western Gas Partners and its general partner, struggled after the company’s parent, Anadarko Petroleum, was sold to Occidental. Anadarko had always been a supportive parent to Western. In contrast, investors were unsure about Occidental’s future support, and feared that Occidental might sell Western stock in order to pay down the significant leverage it took on to acquire Anadarko. MPLX was hurt by its heavy gas processing exposure in the Marcellus shale and by uncertainty around its relationship with its parent company, given pressure on the parent from activists. Energy Transfer underperformed on ongoing fears around its corporate governance, especially in light of its decision to acquire SemGroup in September. DCP Midstream was hurt by weaker natural gas and natural gas liquid prices, as well as the overall discounting of gathering and processing names.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 6.

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
November 30, 2019
The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.
The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investments. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.
Risk Considerations
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
MLPs: Investments in Master Limited Partnerships may be adversely impacted by tax law changes, regulation, or factors affecting underlying assets.
Energy Sector Concentration: The Fund’s investments are concentrated in the energy sector and may present more risks than if the Fund were broadly diversified over numerous sectors of the economy.
Closed-End Funds: Closed-end funds may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. They may also employ leverage, which may increase volatility.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 6.

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
PORTFOLIO HOLDINGS SUMMARY WEIGHTINGS (Unaudited)
November 30, 2019
The following tables present the portfolio holdings within certain sectors or countries as a percentage of total investments as of November 30, 2019.
Country Weightings
United States	93%
Marshall Islands	7
Total	100%
Sector Weightings
Traditional Midstream	82%
Downstream/Other	11
Marine/Shipping	6
Other (includes short-term investment)	1
Total	100%

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
KEY INVESTMENT TERMS (Unaudited)
November 30, 2019
Alerian MLP Index
The Alerian MLP Index is the leading gauge of large- and mid-cap energy Master Limited Partnerships (MLPs). The float-adjusted, capitalization-weighted index, which includes 50 prominent companies and captures approximately 75% of available market capitalization, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis. The index is unmanaged, its returns do not reflect any fees, tax assets or liabilities, expenses, or sales charges, and it is not available for direct investment.
Lipper Energy MLP Closed-End Fund Average (“Lipper peer group”)
The Lipper Energy MLP Closed-End Fund Average is the average net asset value (NAV) performance of all funds within the Lipper fund classification of Energy MLP closed-end funds, which invest primarily in Master Limited Partnerships (MLPs) engaged in the transportation, storage, and processing of minerals and natural resources. Returns include the reinvestment of all distributions, including returns of capital, if any, calculated among the funds.
London Interbank Offered Rate (“LIBOR”)
A benchmark rate that some of the world’s leading banks charge each other for short term loans and that serves as the first step to calculating interest rates on various loans throughout the world.
Master Limited Partnerships (MLPs)
Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The securities issued by many MLPs are listed and traded on a securities exchange. An MLP typically issues general partner and limited partner interests, or managing member and member interests. The general partner or managing member manages and often controls, has an ownership stake in, and is normally eligible to receive incentive distribution payments from, the MLP. If publicly traded, MLPs must derive at least 90% of their gross income from qualifying sources as described in the Internal Revenue Code in order to be treated as partnerships for United States federal income tax purposes.
S&P Oil & Gas Exploration & Production Select Industry Index
The S&P Oil & Gas Exploration & Production Select Industry Index comprises stocks in the S&P Total Market Index (a composite index that includes large, mid, small, and micro-cap stocks) that are classified in the GICS oil & gas exploration & production subindustry. (GICS is the Global Industry Classification Standard, a standardized classification system for equities developed jointly by Morgan Stanley Capital International (MSCI) and Standard & Poor’s.) The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
S&P 500® Index
The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Duff & Phelps Select MLP and Midstream Energy Fund Inc.
SCHEDULE OF INVESTMENTS
November 30, 2019
($ reported in thousands)
	Shares	Value
Common Stocks—26.8%
Diversified—3.9%
ONEOK, Inc.	52,201	$ 3,709
Gathering/Processing—15.2%
Antero Midstream Corp.	605,000	2,771
Targa Resources Corp.	321,375	11,740
		14,511

Natural Gas Pipelines—7.7%
Williams Cos., Inc. (The)	325,617	7,398
Total Common Stocks (Identified Cost $29,217)		25,618

Master Limited Partnerships and Related Companies—135.2%
Diversified—47.0%
Energy Transfer LP	1,408,092	16,629
Enterprise Products Partners LP	468,000	12,318
MPLX LP	489,395	11,574
NGL Energy Partners LP	445,000	4,419
		44,940

Downstream/Other—17.3%
Cheniere Energy Partners LP	145,000	5,636
Sunoco LP	203,000	6,324
USA Compression Partners LP	280,000	4,603
		16,563

Gathering/Processing—23.2%
DCP Midstream LP	241,000	5,088
Enable Midstream Partners LP	540,000	4,963
EnLink Midstream LLC	396,859	1,885
	Shares	Value

Gathering/Processing—continued
EQM Midstream Partners LP	64,706	$ 1,499
Hess Midstream Partners LP	221,361	4,527
Western Midstream Partners LP	240,850	4,270
		22,232

Marine/Shipping—10.7%
GasLog Partners LP	346,830	5,046
Golar LNG Partners LP	215,000	2,045
KNOT Offshore Partners LP	166,000	3,197
		10,288

Natural Gas Pipelines—6.0%
Tallgrass Energy LP Class A	320,000	5,731
Petroleum Transportation & Storage—31.0%
Genesis Energy LP	375,000	7,129
Magellan Midstream Partners LP	82,000	4,795
NuStar Energy LP	215,000	6,067
Phillips 66 Partners LP	80,000	4,458
Plains All American Pipeline LP	415,000	7,221
		29,670

Total Master Limited Partnerships and Related Companies (Identified Cost $160,255)		129,424

Total Long-Term Investments—162.0% (Identified Cost $189,472)		155,042
See Notes to Financial Statements

Duff & Phelps Select MLP and Midstream Energy Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2019
($ reported in thousands)
	Shares	Value

Short-Term Investment—1.4%
Money Market Mutual Fund—1.4%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 1.535%)(1)	1,350,412	$ 1,350
Total Short-Term Investment (Identified Cost $1,350)		1,350

TOTAL INVESTMENTS—163.4% (Identified Cost $190,822)		$156,392 (2)
Other assets and liabilities, net—(63.4)%		(60,710)
NET ASSETS—100.0%		$ 95,682

Footnote Legend:
(1)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(2)	All or a portion of the portfolio segregated as collateral for borrowings.

The following table summarizes the market value of the Fund’s investments as of November 30, 2019, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at November 30, 2019	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$ 25,618	$ 25,618
Master Limited Partnerships and Related Companies	129,424	129,424
Money Market Mutual Fund	1,350	1,350
Total Investments	$156,392	$156,392
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at November 30, 2019.
See Notes to Financial Statements

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
STATEMENT OF ASSETS AND LIABILITIES
November 30, 2019
(Reported in thousands except shares and per share amounts)
Assets
Investment in securities at value (Identified cost $190,822)	$ 156,392
Cash	4,551
Receivables
Dividends	7
Refundable alternative minimum tax credit	25
Prepaid Directors’ retainer	14
Prepaid expenses	22
Total assets	161,011
Liabilities
Borrowings (Note 7)	30,000
Fixed rate mandatory redeemable preferred shares (liquidation preference $35,000, net of deferred offering costs of $364) (Note 8)	34,636
Payables
Interest on fixed rate mandatory redeemable preferred shares (Note 8)	259
Professional fees	201
Investment advisory fees	140
Administration and accounting fees	15
Interest on borrowings (Note 7)	4
Other accrued expenses	74
Total liabilities	65,329
Net Assets	$ 95,682
Net Assets Consist of:
Common stock ($0.001 par value 100,000,000 shares authorized)	$ 26
Capital paid in on shares of beneficial interest, net of taxes	367,967
Total distributable earnings (accumulated losses)	(272,311)
Net Assets	$ 95,682
Net Asset Value Per Share
(Net assets/shares outstanding) Shares outstanding 26,233,544	$ 3.65
See Notes to Financial Statements

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
STATEMENT OF OPERATIONS
YEAR ENDED November 30, 2019
($ reported in thousands)
Investment Income
Dividends and distributions	$ 17,892
Less return of capital distributions (Note 2C)	(15,981)
Total investment income	1,911
Expenses
Investment advisory fees	2,042
Administration and accounting fees	295
Directors’ fees and expenses	189
Professional fees	187
Printing fees and expenses	104
Amortization of offering costs on mandatory redeemable preferred shares (Note 8)	73
Transfer agent fees and expenses	14
Miscellaneous expenses	121
Total expenses before interest expense	3,025
Interest expense on mandatory redeemable preferred shares (Note 8)	1,565
Interest expense on borrowings (Note 7)	1,291
Total expenses after interest expense	5,881
Net investment income (loss) before income taxes	(3,970)
Net tax benefit (expense)	—
Net investment income (loss)	(3,970)
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on Investments before income taxes	(19,739)
Net tax benefit (expense)	—
Net realized gain (loss) on investments	(19,739)
Net change in unrealized appreciation (depreciation) on Investments before income taxes	(1,317)
Net tax benefit (expense)	—
Net change in unrealized appreciation (depreciation) on investments	(1,317)
Net realized and unrealized gain (loss) on investments after income taxes	(21,056)
Net increase (decrease) in net assets resulting from operations	$(25,026)
See Notes to Financial Statements

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
STATEMENTS OF CHANGES IN NET ASSETS
($ reported in thousands)
	Year Ended November 30, 2019	Year Ended November 30, 2018
INCREASE (DECREASE) IN NET ASSETS From Operations
Net investment income (loss)	$ (3,970)	$ (5,720)
Net realized gain (loss)	(19,739)	(13,069)
Net change in unrealized appreciation (depreciation)	(1,317)	27,351
Increase (decrease) in net assets resulting from operations	(25,026)	8,562
From Distributions to Shareholders
Return of capital	(15,729)	(17,543)
Decrease in net assets from distributions to shareholders	(15,729)	(17,543)
From Capital Share Transactions
Reinvestment of distributions resulting in the issuance of common stock (24,937 and 60,763 shares, respectively)	111	352
Increase (decrease) in net assets from capital transactions	111	352
Net increase (decrease) in net assets	(40,644)	(8,629)
Net Assets
Beginning of period	136,326	144,955
End of period	$ 95,682	$136,326
See Notes to Financial Statements

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED November 30, 2019
($ reported in thousands)
Increase (Decrease) in cash
Cash Flows provided by (Used for) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$(25,026)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales of long-term investments	74,196
(Increase) Decrease in investment securities sold receivable	634
Purchases of long-term investments	(45,485)
Increase (Decrease) in investment securities purchased payable	(1,248)
Net (purchases) or sales of money market mutual funds	(1,350)
Net change in unrealized (appreciation)/depreciation on investments	1,317
Net realized (gain)/loss on investments	19,739
Return of capital distributions on investments	15,981
(Increase) Decrease in dividends receivable	(7)
(Increase) Decrease in prepaid expenses	(13)
Amortization of deferred offering costs	73
Increase (Decrease) in affiliated expenses payable	(52)
Increase (Decrease) in non-affiliated expenses payable	61
Cash provided by (used for) operating activities	38,820
Cash provided by (used for) financing activites:
Cash payments to reduce borrowings	(20,000)
Cash distribution paid to shareholders	(15,618)
Cash provided by (used for) financing activites:	(35,618)
Net increase (decrease) in cash	3,202
Cash:
Cash at beginning of period	1,349
Cash at end of period	$ 4,551
Supplemental cash flow information:
Reinvestment of dividends and distributions	$ 111
Cash paid during the period for interest expense on borrowings	1,291
Cash paid during the period for interest expense on fixed rate mandatory redeemable preferred shares	1,565
See Notes to Financial Statements

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Year Ended November 30,
	2019	2018	2017	2016	2015
PER SHARE DATA:
Net asset value, beginning of period	$ 5.20	$ 5.54	$ 7.40	$ 7.47	$ 17.35
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.15)	(0.22)	(0.20)	(0.10)	(0.15)
Net realized and unrealized gain (loss)	(0.80)	0.55	(0.78)	0.91	(8.15)
Total from investment operations	(0.95)	0.33	(0.98)	0.81	(8.30)
Dividends and Distributions to Shareholders:
Return of capital	(0.60)	(0.67)	(0.88)	(0.88)	(1.58)
Total dividends and distributions to shareholders	(0.60)	(0.67)	(0.88)	(0.88)	(1.58)
Net asset value, end of period	$ 3.65	$ 5.20	$ 5.54	$ 7.40	$ 7.47
Market value, end of period(2)	$ 3.43	$ 4.89	$ 5.37	$ 7.47	$ 7.29
Total return, net asset value(3)	(19.75)%	5.51%	(14.36)%	13.58%	(50.79)%
Total return, market value(3)	(19.81)%	2.36%	(17.77)%	17.48%	(47.24)%
RATIOS/SUPPLEMENTAL DATA:
Ratio of total expenses after interest expense to average net assets(4)	4.52%	4.07%	3.40%	2.52%	2.28%
Ratio of net investment income (loss) to average net assets	(3.05)%	(3.69)%	(2.86)%	(1.59)%	(1.20)%
Portfolio turnover rate	23%	33%	20%	28%	20%
Net assets, end of period (000’s)	$95,682	$136,326	$144,955	$192,860	$194,066
Borrowings, end of period (000’s)	$30,000	$ 50,000	$ 50,000	$ 78,000	$ 94,500
Mandatory redeemable preferred shares, end of period (000’s)	$35,000	$ 35,000	$ 35,000	$ —	$ —
Asset coverage, per $1,000 principal amount of borrowings(5)	$ 5,356	$ 4,427	$ 4,599	$ 3,473	$ 3,054
Asset coverage ratio on total leverage (borrowings and mandatory redeemable preferred shares)(6)	247%	260%	271%	—%	—%
Asset coverage, per $25 liquidation preference per share of mandatory redeemable preferred shares(7)	$ 62	$ 65	$ 68	$ —	$ —

(1)	Calculated using average shares outstanding.
(2)	Closing Price – New York Stock Exchange.
(3)	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.
(4)	Ratio of total expenses to average net assets, before interest expense and before tax benefit (expense) was 2.33%, 2.17%, 2.09%, 1.97%, and 1.84% for the periods ended November 30, 2019, November 30, 2018, November 30, 2017, November 30, 2016, and November 30, 2015, respectively.
(5)	Represents value of net assets applicable to common stock plus the borrowings and mandatory redeemable preferred shares at the end of the period divided by the borrowings at the end of the period multiplied by $1,000.
See Notes to Financial Statements

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
(6)	Represents value of net assets applicable to common stock plus the borrowings and mandatory redeemable preferred shares at the end of the period divided by the borrowings and mandatory redeemable preferred shares at the end of the period.
(7)	Represents value of net assets applicable to common stock plus the borrowings and mandatory redeemable preferred shares at the end of the period divided by the borrowings and mandatory redeemable preferred shares at the end of the period multiplied by $25.
See Notes to Financial Statements

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
NOTES TO FINANCIAL STATEMENTS
November 30, 2019
Note 1. Organization
Duff & Phelps Select MLP and Midstream Energy Fund Inc. (the “Fund”) is organized as a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was incorporated as a Maryland corporation on March 28, 2014. The Fund’s initial public offering was on June 25, 2014, and the Fund commenced investment operations on June 30, 2014. The Fund’s investment objective is to seek a high level of total return resulting from a combination of current tax-deferred distributions and capital appreciation. There can be no assurance that the Fund will achieve its investment objective.
Note 2. Significant Accounting Policies
The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification (“ASC”) Topic 946 applicable to Investment Companies.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be significant.
A.	Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into and out of Level 3 at the end of the reporting period.
•     Level 1 –  quoted prices in active markets for identical securities (security types generally include listed equities).
•     Level 2 –  prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•     Level 3 –  prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2019
close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are internally fair valued by the Valuation Committee are generally categorized as Level 3 in the hierarchy.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
B.	Security Transactions and Investment Income
Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method.
Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2019
C.	Investment Income and Return of Capital Estimates
The Fund invests a portion of its assets in master limited partnerships (“MLPs”) which make distributions that are primarily attributable to return of capital. The Fund records investment income and return of capital in the Statement of Operations using management’s estimate of the percentage of income included in the distributions received from each MLP based on historical information from the MLPs and other industry sources. These estimates may be adjusted based on information received from the MLPs after the tax and fiscal year ends.
The return of capital portion of the MLP distributions is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed their cost basis, the distributions are treated as realized gains. The actual amounts of income and return of capital are only determined by each MLP after its fiscal year-end and may differ from the estimated amounts. For the period ended November 30, 2019, the Fund estimates that 100% of the MLP distributions received will be treated as a return of capital.
D.	Federal and State Income Taxes
Due to the fact that the Fund invests primarily in MLPs, it cannot qualify as a Regulated Investment Company under current tax laws. Thus, the Fund is treated as a regular corporation, or “C” corporation, for U.S. income tax purposes. Accordingly, the Fund generally is subject to U.S. federal income tax on its taxable income at statutory rates applicable to “C” corporations at a flat rate of 21%. In addition, as a “C” corporation, the Fund is subject to various state income taxes due to its investments in MLPs (state effective rate currently estimated at 2.0287%, net of federal tax benefit). As a limited partner in the MLPs, the Fund includes its distributable share of each MLP’s taxable income in computing its own taxable income.
E.	Income Tax Accounting Policy
The Fund applies ASC 740 (Income Taxes) in computing the income tax provision. The Fund records deferred income taxes to reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains (losses), which are attributable to the temporary difference between fair market value and tax basis, and (ii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. The determination of whether a valuation allowance is required is based upon whether it is more likely than not that some portion or all of the deferred tax asset will not be realized. The Fund considers all positive and negative evidence in assessing any valuation allowance including the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may expire unused. The Fund also accrues additional tax expense relating to uncertain tax positions and includes interest and penalties on such positions as a component of tax expense.

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2019
F.	Distributions to Shareholders
Distributions to shareholders are declared and paid on a quarterly basis and are recorded on the ex-dividend date. The Fund uses a cash flow-based distribution approach in amounts based on the Fund’s net cash flow received from portfolio investments, i.e., cash distributions received from the Fund’s investments in MLPs less expenses.
The estimated character of the distributions paid will either be dividends (ordinary income eligible to be treated as qualified dividend income) or returns of capital. Distributions made from current or accumulated earnings and profits of the Fund will be taxable to shareholders as dividend income. Distributions that are in amounts greater than the Fund’s current and accumulated earnings and profits will represent returns of capital to the extent of a shareholder’s basis in their common shares, and such distributions will correspondingly increase the realized gain upon the sale of their common shares (or decrease the realized loss). Additionally, distributions not paid from current or accumulated earnings and profits that exceed a shareholder’s tax basis in their common shares will generally be taxed as a capital gain. This estimate is based on the Fund’s operating results during the period. The Fund is unable to make a final determination as to the tax character of distributions until after the end of the calendar year when the Fund can determine earnings and profits for federal income tax purposes.
The Fund will inform shareholders of the final tax character of its distributions on Form 1099-DIV in February 2020. For the period ended November 30, 2019, we currently estimate that 100% of the distributions will be considered returns of capital for federal income tax purposes.
G.	Foreign Currency Transactions
Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
H.	Expenses
Expenses incurred together by the Fund and other affiliated open- and closed-end funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately used.
In addition to the net annual operating expenses that the Fund bears directly, the shareholders of the Fund indirectly bear the Fund’s pro-rata expenses of any underlying mutual funds in which the Fund invests.

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2019
Note 3. Investment Advisory Fees and Related Party Transactions
($ reported in thousands)
A.	Adviser
Virtus Alternative Investment Advisers, Inc. (the “Adviser”), an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser of the Fund. The Adviser supervises the Fund’s investment program and general operations of the Fund, including the Fund’s subadviser.
As compensation for its services to the Fund, the Adviser receives a monthly fee at an annual rate of 1.00% of the Fund’s average daily Managed Assets, which is calculated daily and paid monthly. “Managed Assets” is defined as the value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness entered into for the purpose of leverage, which includes issuance of preferred stock).
B.	Subadviser
Duff & Phelps Investment Management Co. (“DPIM”), an indirect, wholly-owned subsidiary of Virtus, is the subadviser of the Fund. The subadviser is responsible for the day-to-day portfolio management of the Fund for which it is paid a fee by the Adviser.
C.	Administration Services
Virtus Fund Services, LLC (“VFS”), an indirect, wholly-owned subsidiary of Virtus, serves as the administrator to the Fund. For the services provided by the administrator under the Administration Agreement, the Fund pays the administrator an asset-based fee calculated on the Fund’s average daily managed assets. This fee is calculated daily and paid monthly.
For the period ended November 30, 2019, the Fund incurred administration fees totaling $205 which are included in the Statement of Operations within the line item “Administration and accounting fees.”
D.	Directors’ Fees
For the period ended November 30, 2019, the Fund incurred Directors’ fees totaling $170 which are included in the Statement of Operations within the line item “Directors’ fees and expenses.”
Note 4. Purchases and Sales of Securities
($ reported in thousands)
Purchases and sales of securities (excluding U.S. Government and agency securities, and short-term investments) during the period ended November 30, 2019, were as follows:
Purchases	Sales
$45,485	$74,196
There were no purchases or sales of long-term U.S. Government and agency securities during the period ended November 30, 2019.

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2019
Note 5. Income Tax Information
($ reported in thousands)
The Fund’s taxes include current and deferred income taxes. Current income taxes reflect the estimated income tax liability of the Fund as of the period ended November 30, 2019. Deferred income taxes reflect the net tax effect of temporary differences between the carrying amounts of assets and liabilities for financial reporting and tax purposes. The Fund’s tax expense or benefit is recognized on the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates.
The Fund’s income tax provision consists of the following as of November 30, 2019:
	Current Tax Expense (benefit)	Deferred Tax Expense (benefit)	Valuation Allowance Expense (benefit)	Total Tax Expense (benefit)
Federal tax expense (benefit)	$—	$(4,803)	$4,803	$—
State tax expense (benefit)	—	160	(160)	—
Total tax expense (benefit)	$—	$(4,643)	$4,643	$—
The reconciliation between the federal statutory income tax rate of 21% and the effective tax rate on net investment income (loss) and realized and unrealized gain (loss) is as follows:
	Expense (benefit)	Rate
Application of statutory income tax rate	$(5,256)	21.00%
State income taxes, net of federal benefit	(508)	2.03
Permanent differences, net	262	(1.05)
Effect of state tax rate change	590	(2.36)
Other	(17)	0.07
Expiration of prior year capital losses	260	(1.04)
Effect of valuation allowance	4,669	(18.65)
Total income tax expense (benefit)	$ —	0.00%

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2019
Components of the Fund’s net deferred tax asset (liability) as of November 30, 2019, are as follows:
Deferred tax asset:
Capital loss carryforward (tax basis)	$ 48,524
Net operating loss carryforward (tax basis)	14,593
Other	262
Deferred tax liabilities:
Unrealized gain (tax basis)	(1,621)
Net deferred tax asset before valuation allowance	61,758
Less: Valuation allowance	(61,758)
Net deferred tax asset (liability)	$ —
With regard to its investments in MLPs, the Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held, and to estimate their associated deferred tax benefit/liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding its tax benefit/liability which may have a material impact on the Fund’s NAV. Realization of the deferred tax assets and carryforwards are dependent, in part, on generating sufficient taxable income of the appropriate character prior to expiration of the loss carryforwards.
At November 30, 2019, the Fund had net operating loss carryforwards (“NOL”) available for federal income tax purposes of $63,370. The Tax cuts and Jobs Act (“Tax Reform Bill”) enacted on December 22, 2017, eliminated the net operating loss carryback ability and replaced the 20 year carryforward period with an indefinite carryforward period for any net operating losses arising in tax years ending after December 31, 2017. Therefore, net operating losses that may be generated by the Fund in the future are eligible to be carried forward indefinitely to offset income generated by the Fund in those years but are no longer eligible to be carried back. The Tax Reform Bill also established a limitation for any net operating losses generated in tax years beginning after December 31, 2017 to the lesser of the aggregate of available net operating losses or 80% of taxable income before any net operating loss utilization. The Fund has NOLs of $56,304 that will expire between 2034 to 2037, and NOLs of $7,066 that can be carried forward indefinitely. Additionally, as of November 30, 2019, the Fund had capital loss carryforwards of $210,713 which may be carried forward for 5 years. The Fund expects $51,979 of the total capital loss carryforwards to expire upon filing the November 30, 2019 income tax returns. The remaining capital losses of $158,734, if not utilized, will expire in years 2020 through 2024.
For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. The Fund’s tax years, November 30, 2016, November 30, 2017, November 30, 2018, and November 30, 2019 remain subject to examination by tax authorities in the United States. Currently, the Fund is not under IRS examination. Furthermore, management of the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2019
At November 30, 2019, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held is as follows:
Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$149,346	$27,366	$(20,320)	$7,046
The differences between the book basis and tax basis of unrealized appreciation (depreciation) and the cost of investments is primarily attributable to MLP earnings and basis adjustments.
Note 6. Credit and Sector Risk
The Fund may invest a high percentage of its assets in specific sectors of the market in the pursuit of its investment objective. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not invest in such sectors.
The Fund’s investments are concentrated in the energy sector and may present more risks than if the Fund were broadly diversified over numerous sectors of the economy. A downturn in the energy sector would have a larger impact on the Fund than on an investment company that does not concentrate in the sector. The performance of the securities in the energy sector may lag the performance of other industries or the broader market as a whole.
The Fund borrows through its line of credit for the purpose of leveraging its portfolio. While leverage presents opportunities for increasing the Fund’s total return, it also has the effect of potentially increasing losses. Accordingly, any event which adversely affects the value of an investment held by the Fund would be magnified to the extent the Fund is leveraged.
Note 7. Borrowings
($ reported in thousands)
On July 19, 2019, the Fund renewed its Credit Agreement (the “Agreement”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $45,000 (“Commitment Amount”) which was reduced from its previous commitment of $66,000. Borrowings under the Agreement are collateralized by investments of the Fund. The Agreement results in the Fund being subject to certain covenants including asset coverage and portfolio composition (among others). If the Fund fails to meet or maintain certain covenants as required under the Agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the Agreement, necessitating the sale of securities at potentially inopportune times. Interest is charged at London Interbank Offered Rate (“LIBOR”) plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance, if less than 75% of the Commitment Amount is outstanding as a loan to the Fund. Total commitment fees accrued for the period ended November 30, 2019 were $36 and are included in the “Interest expense on borrowings” line of the Statement of Operations. The Agreement has a term of 364 days and is renewable by the Fund with the Bank’s consent and the approval of the Board. The Agreement can also be converted into a 179 day fixed term facility, one time at the Fund’s option. For the period ended November 30, 2019, the average daily borrowings under the Agreement and the weighted daily average interest rate were $39,110 and 3.16%,

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2019
respectively. At November 30, 2019, the amount of such outstanding borrowings was as follows:
Outstanding Borrowings	Interest Rate
$30,000	2.535%
Note 8. Fixed Rate Mandatory Redeemable Preferred Shares
On February 8, 2017, the Fund issued 1,400,000 Mandatory Redeemable Preferred Shares (“MRP Shares”) in two series each with a liquidation preference of $25.00 per share. Proceeds from the issuances were used to reduce the size of the Fund’s outstanding loan under its credit agreement and to make additional investments.
Key terms of each series of MRP Shares at November 30, 2019 are as follows:
Series	Shares Outstanding	Liquidation Preference	Rate	Mandatory Redemption Date
A	400,000	$10,000,000	4.02%	2/08/2022
B	1,000,000	25,000,000	4.65%	2/08/2027
Total	1,400,000	$35,000,000
The Fund incurred costs in connection with the issuance of the MRP Shares. These costs were recorded as a deferred charge and are being amortized over the respective life of each series of MRP Shares. Amortization expense of these deferred offering costs of $73,245 is included under the caption “Amortization of offering costs on preferred shares” on the Statement of Operations and the unamortized balance is deducted from the carrying amount of the MRP Shares under the caption “Fixed rate mandatory redeemable preferred shares” on the Statement of Assets and Liabilities.
Holders of the MRP Shares are entitled to receive quarterly cumulative cash dividend payments on the first business day following each quarterly dividend date which is the last day of each of March, June, September and December. These dividend payments are shown on the Statement of Operations under the caption “Interest expense on mandatory redeemable preferred shares.”
MRP Shares are subject to optional and mandatory redemption by the Fund in certain circumstances. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends plus, in some cases, an early redemption premium (which varies based on the date of redemption). The MRP Shares are not listed on any exchange or automated quotation system. The fair value of the MRP Shares is estimated to be their liquidation preference. The MRP Shares are categorized as Level 2 within the fair value hierarchy. The Fund is subject to certain restrictions relating to the MRP Shares such as maintaining certain asset coverage, effective leverage ratio and overcollateralization ratio requirements. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders and could trigger the mandatory redemption of the MRP Shares at liquidation value.

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2019
In general, the holders of the MRP Shares and of the Common Stock have equal voting rights of one vote per share. The holders of the MRP Shares are entitled to elect two members of the Board of Directors, and separate class votes are required on certain matters that affect the respective interests of the MRP Shares and the Common Stock.
Note 9.  Indemnifications
Under the Fund’s organizational documents, its Directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide a variety of indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.
Note 10. Capital Transactions
At November 30, 2019, the Fund had one class of common stock, par value $0.001 per share, of which 100,000,000 shares are authorized and 26,233,544 shares are outstanding. Registered shareholders may elect to have all distributions paid by check mailed directly to the shareholder by Computershare as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the “Plan”), shareholders not making such election will have all such amounts automatically reinvested by Computershare, as the Plan agent, in whole or fractional shares of the Fund, as the case may be. During the periods ended November 30, 2019 and November 30, 2018, there were 24,937 and 60,763 shares issued pursuant to the Plan, respectively.
Note 11. Regulatory Matters and Litigation
From time to time, the Adviser, DPIM and/or their respective affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their products and other activities. At this time, the Adviser believes that the outcomes of such matters are not likely, either individually or in the aggregate, to be material to these financial statements.
Note 12. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available for issuance, and has determined that there are no subsequent events requiring recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Shareholders of
Duff & Phelps Select MLP and Midstream Energy Fund Inc.
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Duff & Phelps Select MLP and Midstream Energy Fund Inc. (the “Fund”) as of November 30, 2019, the related statements of operations and cash flows for the year ended November 30, 2019, the statements of changes in net assets for each of the two years in the period ended November 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2019, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2019 and the financial highlights for each of the five years in the period ended November 30, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
January 21, 2020
We have served as the auditor of one or more closed-end investment companies affiliated with Virtus Investment Partners, Inc. or its predecessors since at least 1990. We have not been able to determine the specific year we began serving as auditor.

CERTIFICATION
The Fund’s Chief Executive Officer (“CEO”) will file the required annual CEO certification regarding compliance with the NYSE’s listing standards no more than 30 days after the Fund’s annual shareholder meeting. The Fund has included the certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.
KEY INFORMATION
Shareholder Relations: 1-866-270-7788
For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information.
REINVESTMENT PLAN
The Automatic Reinvestment and Cash Purchase Plan (the “Plan”) offers shareholders a convenient way to acquire additional shares of the Fund. Registered holders will be automatically placed in the Plan. If shares are held at a brokerage firm, contact your broker about participation in the Plan.
REPURCHASE OF SECURITIES
Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.
PROXY VOTING INFORMATION (FORM N-PX)
The subadviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund’s Board of Directors. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-866-270-7788. This information is also available through the SEC’s website at https://www.sec.gov.
PORTFOLIO HOLDINGS INFORMATION
The Fund filed its complete schedule of portfolio holdings with the SEC for its first fiscal quarter (February 28) on Form N-Q and its third fiscal quarter (August 31) on Form NPORT-EX. For each subsequent first and third fiscal quarter thereafter, the Fund will file a complete schedule of portfolio holdings with the SEC as an exhibit to its reports on Form NPORT-P. The Fund’s Form N-Q, Form NPORT-EX and Form NPORT-P are available on the SEC’s website at https://www.sec.gov.

DIVIDEND REINVESTMENT PLAN (Unaudited)
It is the policy of Duff & Phelps Select MLP and Midstream Energy Fund Inc. (the “Fund”) to automatically reinvest distributions payable to holders (“Common Stockholders”) of the Fund’s shares of common stock, $0.001 par value (“Common Stock”). A “registered” Common Stockholder automatically becomes a participant in the Fund’s Automatic Reinvestment and Cash Purchase Plan (the “Plan”). The Plan authorizes the Fund to credit all shares of Common Stock to participants upon a distribution regardless of whether the shares are trading at a discount or premium to the net asset value. Registered Common Stockholders may terminate their participation and receive distributions in cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”). The termination will become effective with the next distribution if the Plan Administrator is notified at least 7 business days prior to the distribution payment date. Registered Common Stockholders that wish to change their distribution option from cash payment to reinvest may do so by contacting the Plan Administrator at 1-866-270-7788. In the case of banks, brokers, or other nominees which hold your shares for you as the beneficial owner, the Plan Administrator will administer the Plan based on the information provided by the bank, broker or nominee. To the extent that you wish to participate in the Plan, you should contact the broker, bank or nominee holding your shares to ensure that your account is properly represented. If necessary, you may have your shares taken out of the name of the broker, bank or nominee and register them in your own name. When a distribution is declared, nonparticipants in the Plan will receive cash. Participants in the Plan will receive shares of the Fund valued as described below.
If on the payable date of the distribution, the market price of the Fund’s Common Stock is less than the net asset value, the Plan Administrator will buy Fund shares on behalf of the participant in the open market, on the NYSE or elsewhere. The price per share will be equal to the weighted average price of all shares purchased, including commissions. Commission rates are currently $0.02 per share, although the rate is subject to change and may vary. If, following the commencement of purchases and before the Plan Administrator has completed its purchases, the trading price equals or exceeds the most recent net asset value of the Common Stock, the Plan Administrator may cease purchasing shares on the open market and the Fund may issue the remaining shares at a price equal to the greater of (a) the net asset value on the last day the Plan Administrator purchased shares or (b) 95% of the market price on such day. In the case where the Plan Administrator has terminated open market purchase and the Fund has issued the remaining shares, the number of shares received by the participant in respect of the cash distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issued the remaining shares. Under certain circumstances, the rules and regulations of the SEC may require limitation or temporary suspension of market purchases of shares under the Plan. The Plan Administrator will not be accountable for its inability to make a purchase during such a period.
If on the payable date of the distribution, the market price is equal to or exceeds the net asset value, participants will be issued new shares by the Fund at the greater of the (a) the net asset value on the payable date or (b) 95% of the market price on such date.
The automatic reinvestment of distributions will not relieve participants of any income tax which may be payable on such distributions. If you participate in the Plan, you will receive a Form 1099-DIV concerning the federal income tax status of distributions paid to you during the year.
As a participant in the Plan you will not pay any charge to have your distributions reinvested in additional shares. The Plan Administrator’s fees for handling the reinvestment of distributions will be paid by the Fund. There will be no brokerage commissions for shares issued directly by

DIVIDEND REINVESTMENT PLAN (Unaudited) (Continued)
the Fund in payment of distributions. However, each participant will pay a pro rata share of brokerage commissions incurred (currently $0.02 per share, but may vary and is subject to change) with respect to the Plan Administrator’s open market purchases in connection with the reinvestment of distributions.
Participants in the Plan have the option of making additional cash payments for investment in shares of the Fund. Such payments can be made in any amount from $100 per payment to $3,000 per month. The Plan Administrator will use the funds received to purchase Fund shares in the open market on the 15th of each month or the next business day if the 15th falls on a weekend or holiday (the “Investment Date”). The purchase price per share will be equal to the weighted average price of all shares purchased on the Investment Date, including commissions. There is no charge to Common Stockholders for such cash purchases. The Plan Administrator’s fee will be paid by the Fund. However, each participating Common Stockholder will pay a pro rata share of brokerage commissions incurred (currently $0.02 per share, but may vary and is subject to change) with respect to the Plan Administrator’s open market purchases in connection with all cash investments. Voluntary cash payments should be sent to Computershare, P.O. Box 6006, Carol Stream, IL 60197-6006.
Participants have an unconditional right to obtain the return of any cash payment if the Plan Administrator receives written notice at least 5 business days before such payment is to be invested.
Participants in the Plan may purchase additional shares by means of an Automatic Monthly Investment of not less than $100 nor more than $3,000 per month by electronic funds transfer from a predesignated U.S bank account. If a participant has already established a Plan account and wishes to initiate Automatic Monthly Investments, the participant must complete and sign an automatic monthly investment form and return it to the Plan Administrator together with a voided check or deposit slip for the account from which funds are to be withdrawn. Automatic monthly investment forms may be obtained from the Fund by calling 1-866-270-7788.
Common Stockholders wishing to liquidate shares held with the Plan Administrator must do so in writing or by calling 1-866-270-7788. The Plan Administrator does not charge a fee for liquidating your shares; however, a brokerage commission of $0.02 will be charged. This charge may vary and is subject to change.
Once terminated, you may re-enroll in the Plan (provided you still have shares registered in your name) by contacting the Fund at 1-866-270-7788.
For more information regarding the Plan, please contact the Fund at 1-866-270-7788 or visit Virtus.com.
The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such distribution. The Plan also may be amended or terminated by the Plan Administrator with at least 90 days’ written notice to participants in the Plan.

Report on Special Meeting of Shareholders (Unaudited)
The Special Meeting of Shareholders of Duff & Phelps Select MLP and Midstream Energy Fund Inc. was held on November 1, 2019. The meeting was held for the purpose of electing five (5) nominees to the Board of Directors effective January 1, 2020.
The results were as follows:
Election of Director	Votes For	Votes Withheld
Donald C. Burke	23,717,952.601	1,305,059.400
Sidney E. Harris	23,516,945.601	1,506,066.400
John R. Mallin	23,540,398.601	1,482,613.400
Connie D. McDaniel	23,744,918.601	1,278,093.400
Geraldine M. McNamara	23,828,432.601	1,194,579.400
Based on the foregoing, Donald C. Burke, Sidney E. Harris, John R. Mallin, Connie D. McDaniel and Geraldine M. McNamara were elected as Directors. The Fund’s other Directors who continue in office are George R. Aylward, Philip R. McLoughlin, William R. Moyer*, James M. Oates, James B. Rogers, Jr., R. Keith Walton and Brian T. Zino.
*Mr. Moyer subsequently resigned as a Director and was appointed as an Advisory Board Member.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
BY THE BOARD OF DIRECTORS OF DUFF & PHELPS SELECT MLP
AND MIDSTREAM ENERGY FUND INC. (DSE) (Unaudited)
The Board of Directors (the “Board”) of Duff & Phelps Select MLP and Midstream Energy Fund Inc. (the “Fund”) is responsible for determining whether to approve the continuation of the investment advisory agreement (the “Advisory Agreement”) between the Fund and Virtus Alternative Investment Advisers, Inc. (“VAIA”) and of the subadvisory agreement with Duff & Phelps Investment Management Co. (the “Subadviser”) (the “Subadvisory Agreement”) (together with the Advisory Agreement, the “Agreements”). At in-person meetings held on October 28 and November 18, 2019 (the “Meetings”), the Board, including a majority of the Directors who are not interested persons, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund (the “Independent Directors”) considered and approved the continuation of each Agreement due for renewal, as further discussed below.
In connection with the approval of the Agreements, the Board requested and evaluated information provided by VAIA and the Subadviser which, in the Board’s view, constituted information necessary for the Board to evaluate each of the Agreements. The Board also considered information furnished throughout the year at regular Board meetings with respect to the services provided by VAIA and the Subadviser, including quarterly performance reports prepared by management containing reviews of investment results and periodic presentations from the Subadviser with respect to the Fund. The Board noted the affiliation of the Subadviser with VAIA, and potential conflicts of interest.
The Board was separately advised by independent legal counsel throughout the process. For each Agreement, the Board considered all the criteria separately with respect to the Fund and its shareholders. The Board considered all factors that it considered relevant, including those discussed below. The Board did not identify any one factor as all-important or controlling, and each Director may have attributed different weights to the various factors. The Independent Directors also discussed the proposed approval of the Agreements in executive sessions with their independent legal counsel at which no representatives of VAIA or the Subadviser were present.
Nature, Extent and Quality of Services
The Directors received in advance of the Meetings various data and information regarding the nature, extent and quality of the services provided under the Agreements, including responses by VAIA and the Subadviser to detailed requests submitted by independent legal counsel to the Independent Directors on their behalf. The Directors also previously had received presentations by VAIA’s and the Subadviser’s senior management personnel. The responses to the information requests and the presentations included, among other things, information about the: background, experience and investment philosophy of senior management and investment personnel responsible for managing the Fund; resources, operations and compliance structure of VAIA and the Subadviser; and investment process, investment strategies, personnel, compliance procedures, and overall performance of VAIA and the Subadviser.
In considering the Agreement with VAIA, the Board considered VAIA’s process for supervising and managing the Subadviser, including: (a) VAIA’s ability to select and monitor the Subadviser; (b) VAIA’s ability to provide the services necessary to monitor the Subadviser’s compliance with the Fund’s investment objective, policies and restrictions, as well as to provide other oversight activities; and (c) VAIA’s ability and willingness to identify instances in which the Subadviser should be replaced and to carry out the required changes. The Directors also considered: (a) the experience and capability of VAIA’s management and other personnel; (b)

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
BY THE BOARD OF DIRECTORS OF DUFF & PHELPS SELECT MLP
AND MIDSTREAM ENERGY FUND INC. (DSE) (Unaudited) (Continued)
the financial condition of VAIA, and whether it had the financial wherewithal to provide a high level and quality of services to the Fund; (c) the quality of VAIA’s own regulatory and legal compliance policies, procedures and systems; (d) the nature, extent and quality of administrative and other services provided by VAIA and its affiliates to the Fund; (e) VAIA’s supervision of the Fund’s other service providers; and (f) VAIA’s risk management processes. It was noted that an affiliate of VAIA serves as administrator to the Fund. The Board also took into account its knowledge of VAIA’s management and the quality of the performance of VAIA’s duties, as well as information from the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.
With respect to the services provided by the Subadviser, the Board considered information provided to the Board by the Subadviser, including the Subadviser’s Form ADV, as well as information provided throughout the past year. The Board noted that the Subadviser provided portfolio management, compliance with the Fund’s investment policies and procedures, compliance with applicable securities laws and assurances thereof. The Board also noted that VAIA’s and the Subadviser’s management of the Fund must be carried out in accordance with the Fund’s investment objective, policies and restrictions. The Board considered the Subadviser’s portfolio management services, including: (a) the scope of its operations; (b) its portfolio management capabilities; (c) the breadth and depth of its management, investment and research personnel; and (d) the various support services that it provides to the Fund. The Board considered the investment management process and strategies employed by the Subadviser, and the experience and capability of the Subadviser’s management and other personnel committed by the Subadviser to the Fund. The Board also considered the: (a) quality of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (b) Subadviser’s brokerage and trading practices, including with respect to best execution and soft dollars. The Board also took into account the Subadviser’s risk assessment and monitoring process. The Board noted the Subadviser’s regulatory history, including the fact that the Subadviser was not currently involved in any regulatory actions, investigations, or material litigation.
Investment Performance
The Board considered performance reports and discussions at Board meetings throughout the year, as well as a report (the “Broadridge Report”) for the Fund prepared by Broadridge Financial Solutions, Inc., an independent third party provider of investment company data, furnished in connection with the contract renewal process. The Broadridge Report presented the Fund’s performance relative to a peer group of other closed-end funds (the “Performance Universe”) and relevant indexes, as selected by Broadridge. The Board also considered performance information presented by management and took into account management’s discussion of the same, including the effect of market conditions on the Fund’s performance. The Board noted that it also reviews on a quarterly basis detailed information about both the Fund’s performance results and portfolio composition, as well as the Subadviser’s investment strategies. The Board noted VAIA’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadviser. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Fund.
The Board considered that the Fund’s performance for the year-to-date period ended June 30, 2019 was above the median of the Performance Universe for the same period, and below the median of the Performance Universe for the 1-, 3- and 5-year periods ended June 30, 2019.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
BY THE BOARD OF DIRECTORS OF DUFF & PHELPS SELECT MLP
AND MIDSTREAM ENERGY FUND INC. (DSE) (Unaudited) (Continued)
The Board also considered that the Fund outperformed its benchmark for the year-to-date and 3-year periods ended June 30, 2019, and underperformed its benchmark for the 1- and 5-year periods ended June 30, 2019. The Directors discussed the Fund’s underperformance for certain periods and the reasons therefor among themselves and with management, and noted that the Fund’s long-term performance has been adversely affected by significant underperformance in 2014 and 2015.
Management Fees and Total Expenses
The Board considered the fees charged to the Fund for advisory services as well as the total expense levels of the Fund. This information included comparisons of the Fund’s gross management fee and total expense level to those of its peer group (the “Expense Group”). In comparing the Fund’s gross management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees. The Board also noted that the subadvisory fee was paid by VAIA out of its management fees rather than paid separately by the Fund. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by VAIA after payment of the subadvisory fee. The Directors also considered the fee rates payable by accounts and funds managed by the Subadviser.
In addition to the foregoing, the Board considered, among other data, the information set forth below with respect to the Fund’s fees and expenses. The Board took into account management’s discussion of the Fund’s expenses, including the type and size of the Fund relative to the other funds in its Expense Group.
The Board noted that the Fund’s contractual management fees closely approximated the median of the Expense Group, and that the Fund’s actual total expenses were above the median of the Expense Group.
Profitability
The Board also considered certain information relating to profitability that had been provided by VAIA. In this regard, the Board considered information regarding the overall profitability of VAIA for its management of the Fund, as well as its profits and those of its affiliates for managing and providing other services to the Fund, such as administrative services provided to the Fund by a VAIA affiliate. In addition to the fees paid to VAIA and its affiliates, including the Subadviser, the Board considered any other benefits derived by VAIA or its affiliates from their relationships with the Fund. The Board reviewed the methodology used to allocate costs to the Fund, taking into account the fact that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. The Board concluded that the profitability to VAIA and its affiliates from the Fund was within a reasonable range in light of the quality of the services rendered to the Fund by VAIA and its affiliates, and other factors considered.
In considering the profitability to the Subadviser in connection with its relationship to the Fund, the Board noted that the fees payable under the Subadvisory Agreement are paid by VAIA out of the fees that VAIA receives under the Advisory Agreement, and not by the Fund. In considering the fees payable by VAIA to the Subadviser, the Board noted that, because the Subadviser is an affiliate of VAIA, its profitability might be directly or indirectly shared by VAIA and, therefore, the Board considered the profitability of VAIA and the Subadviser together. For each of the above reasons, the Board concluded that the profitability to the Subadviser and its

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
BY THE BOARD OF DIRECTORS OF DUFF & PHELPS SELECT MLP
AND MIDSTREAM ENERGY FUND INC. (DSE) (Unaudited) (Continued)
affiliates from their relationships with the Fund was not a material factor in approval of the Subadvisory Agreement.
Economies of Scale
The Board considered the extent to which economies of scale would be realized as the Fund’s assets grow, and whether the fee levels reflect these economies of scale for the benefit of Fund shareholders. The Board noted that economies of scale may develop for certain funds as their assets increase and their fixed fund-level expenses decline as a percentage of assets, but that closed-end funds such as the Fund typically do not have the ability to increase substantially their asset base as do open-end funds.
The Board also considered the advisory fee rate in relation to the current asset size of the Fund, and whether any economies of scale exist at that size. The Board concluded that, given the Fund’s closed-end structure, no changes to the Fund’s advisory and subadvisory fee structure were necessary or advisable at this time. The Board agreed that it would be appropriate to monitor this matter in the event that the assets of the Fund were to increase substantially via a secondary or rights offering, capital appreciation, reinvested dividends, the use of increased leverage or some other means.
Other Factors
The Board considered information regarding potential “fallout” or ancillary benefits that may be realized by VAIA, the Subadviser and their respective affiliates as a result of their relationships with the Fund. The Board noted that an affiliate of VAIA provides administrative services to the Fund. The Board noted management’s discussion of the fact that, while the Subadviser is an affiliate of VAIA, there are no other direct benefits received by the Subadviser in providing investment advisory services to the Fund, other than the fee earned under the Subadvisory Agreement.
The Directors concluded that potential “fallout” benefits that VAIA and the Subadviser may receive, such as greater name recognition or increased ability to obtain research and brokerage services, as applicable, may, in some cases, benefit the Fund.
Conclusion
After considering all factors that it considered relevant, the Board, including a majority of the Independent Directors, approved the Agreements with respect to the Fund.

FUND MANAGEMENT TABLES (Unaudited)
Information pertaining to the Directors and Officers of the Company as of the date of the issuance of this report is set forth below. The address of each individual, unless otherwise noted, is c/o Duff & Phelps Select MLP and Midstream Energy Fund Inc., One Financial Plaza, Hartford, CT 06103.
Independent Directors
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director
Burke, Donald C. YOB: 1960 Served Since: 2020, Class ll 74 Portfolios	Retired. Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (56 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (since 2014) closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).
Harris, Sidney E. YOB: 1949 Served Since: 2020, Class ll 70 Portfolios	Professor and Dean Emeritus (since April 2015), Professor (1997 to 2014), Dean (1997 to 2004), J. Mack Robinson College of Business, Georgia State University. Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2019), Mutual Fund Directors Forum; Trustee (since 2017), Virtus Mutual Fund Family (56 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2013), KIPP Metro Atlanta; Trustee (since 1999) Total System Services, Inc.; Trustee (2004 to 2017), RidgeWorth Funds; Trustee (since 2012), International University of the Grand Bassam Foundation; and Trustee (2011 to 2015), Genspring Family Offices, LLC.
Mallin, John R. YOB: 1950 Served Since: 2020, Class II 70 Portfolios	Partner/Attorney (since 2003), McCarter & English LLP (law firm), Real Property Practice Group; and Member (since 2014), Counselors of Real Estate. Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (56 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (since 2013), Horizons, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (8 portfolios).
McDaniel, Connie D. YOB: 1958 Served Since: 2020, Class III 70 Portfolios	Retired (since 2013); and Vice President, Chief of Internal Audit, Corporate Audit Department (2009 to 2013); Vice President Global Finance Transformation (2007 to 2009); and Vice President and Controller (1999 to 2007), The Coca-Cola Company. Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Director (since 2019), Global Payments Inc.; Trustee (since 2017), Virtus Mutual Fund Family (56 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (3 portfolios); Trustee (2014 to 2019), Total System Services, Inc.; and Trustee (2005 to 2017), RidgeWorth Funds.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director
McLoughlin, Philip R. YOB: 1946 Served Since: 2014, Class lll Chairman 74 Portfolios	Retired. Director and Chairman (since 2016), Virtus Total Return Fund Inc.; Director and Chairman (2016 to 2019), the former Virtus Total Return Fund Inc.; Director and Chairman (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (8 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director (since 1991) and Chairman (since 2010), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (56 portfolios).
McNamara, Geraldine M. YOB: 1951 Served Since: 2020, Class l 74 Portfolios	Retired. Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (8 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); and Trustee (since 2001), Virtus Mutual Fund Family (56 portfolios).
Oates, James M. YOB: 1946 Served Since: 2013, Class ll 70 Portfolios	Managing Director (since 1994), Wydown Group (consulting firm). Director (since 2016), Virtus Total Return Fund Inc.; Director (2016 to 2019), the former Virtus Total Return Fund Inc.; Trustee (since 2016) Virtus Variable Insurance Trust (8 portfolios); Director (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Trustee (since 2013), Virtus Global Multi-Sector Income Fund; Trustee (since 2005) and Chairman (2005 to 2017), John Hancock Fund Complex (227 portfolios); Director (2002 to 2014), New Hampshire Trust Company; Chairman (2000 to 2016), Emerson Investment Management, Inc.; Non-Executive Chairman (2000 to 2014), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Chairman and Director (1999 to 2014), Connecticut River Bank; Director (since 1996), Stifel Financial; and Trustee (since 1987), Virtus Mutual Fund Family (56 portfolios).
Rogers, James B., Jr. YOB: 1942 Served Since: 2016, Class I 3 Portfolios	Director (since 1988), Virtus Total Return Fund Inc.; Director (1986 to 2019), the former Virtus Total Return Fund Inc.; Trustee/Director (since 2016), Virtus Global Multi-Sector Income Fund and Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2018), Ananti Inc., Sirius International Insurance Group, Ltd., and Quantum Digital Asset Management Pte. Ltd; Director (2018 to 2019), Ocean Capital Advisors LLC; Director (since 2017), JSC AgroGard-Finance; Director (2016 to 2018), Crusader Resources Limited; Director (since 2014), Sinofortune Financial Holdings Limited; Director (since 2014), PJSC Phos Agro; Director (since 2012), Spanish Mountain Gold Limited; Director (since 2012), GEO Energy Resources Limited; Chairman (since 2007), Beeland Enterprises Inc.; Director (since 2007), Beeland Holdings Pte Ltd.; and Chairman (since 1980), Beeland Interests (Media and Investments).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director
Walton, R. Keith YOB: 1964 Served Since: 2016, Class I 70 Portfolios	Senior Adviser (since 2018), Vatic Labs, LLC and Plexo, LLC; Executive Vice President, Strategy (2017 to 2019), Zero Mass Water, LLC; Vice President, Strategy (2013 to 2017), Arizona State University; Principal and Chief Administrative Officer (since 2006), Global Infrastructure Partners; Trustee (since 2020) Virtus Alternative Solutions Trust (3 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (56 portfolios); Director (since 2017), certain funds advised by Bessemer Investment Management LLC; Director (since 2016), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (2006 to 2019), Systematica Investments Limited Funds; Director (2006 to 2017), BlueCrest Capital Management Limited Funds; Trustee (2014 to 2017), AZ Service; Director (since 2004), Virtus Total Return Fund Inc.; Director (since 2016), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (since 2004), Virtus Total Return Fund Inc.; Director (2004 to 2019), the former Virtus Total Return Fund Inc.; and Director (since 2006), Blue Crest Capital Management Funds.
Zino, Brian T. YOB: 1952 Served Since: 2016, Class l 70 Portfolios	Retired. Trustee (since 2020) Virtus Alternative Solutions Trust (3 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (56 portfolios); Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (since 2016), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2014), Virtus Total Return Fund Inc.; Director (2014 to 2019), the former Virtus Total Return Fund Inc.; Trustee, Bentley University (since 2011); Director (1986 to 2008) and President (1994 to 2008), J&W Seligman Co. Inc.; Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002), ICI Mutual Insurance Company; Member, Board of Governors of ICI (1998 to 2008).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Interested Director
The individual listed below is an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director
Aylward, George R.* Director and President YOB: 1964 Served Since: 2014, Class lll 72 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005). Chairman and Trustee (since 2015), Virtus ETF Trust II (2 portfolios); Director, President and Chief Executive Officer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and President (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Director (since 2013), Virtus Global Funds, PLC (4 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus Mutual Fund Family (56 portfolios); Director, President and Chief Executive Officer (since 2006), Virtus Total Return Fund Inc.; and Director, President and Chief Executive Officer (2006 to 2019), the former Virtus Total Return Fund Inc.
*Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.
Advisory Board Member
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Moyer, William R. YOB: 1944 Served Since: 2020 70 Portfolios	Private investor (since 2004); Financial and Operations Principal (2006 to 2017), Newcastle Distributors LLC (broker dealer); Advisory Member (since 2020), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (56 portfolios); Director (2016 to 2019) and Advisory Member (since 2020), Virtus Total Return Fund Inc.; Director (2016 to 2019), the former Virtus Total Return Fund Inc.; Director (2014 to 2019) and Advisory Member, Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (2011 to 2019) and Advisory Member, Virtus Global Multi-Sector Income Fund; Trustee (2013 to 2016) and Advisory Member (since 2020), Virtus Alternative Solutions Trust (4 portfolios).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Honorary Board Members
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Brown, Thomas J. YOB: 1945 Served Since: 2020 70 Portfolios	Retired. Honorary Board Member (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (56 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2011), Virtus Variable Insurance Trust (8 portfolios); Director (since 2010), D’Youville Senior Care Center; and Director (since 2005), VALIC Company Funds (49 portfolios).
McClellan, Hassell H. YOB: 1945 Served Since: 2020 70 Portfolios	Retired. Honorary Board Member (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; Chairperson of the Board (since 2017) and Trustee (since 2000), John Hancock Fund Complex (collectively, 227 portfolios); Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2015), Virtus Mutual Fund Family (56 portfolios); Director (since 2010), Barnes Group, Inc. (diversified global components manufacturer and logistical services company); and Trustee (since 2008), Virtus Variable Insurance Trust (8 portfolios).
Segerson, Richard E. YOB: 1946 Served Since: 2020 70 Portfolios	Retired; and Managing Director (1998 to 2013), Northway Management Company. Honorary Board Member (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios) and Virtus Variable Insurance Trust (8 portfolios); and Trustee (since 1983), Virtus Mutual Fund Family (56 portfolios).
Officers Who Are Not Directors
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Batchelar, Peter J. YOB: 1970	Senior Vice President (since 2017) and Vice President (2016 to 2017).	Senior Vice President, Product Development (since 2017), Vice President, Product Development (2008 to 2016), and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017), Vice President (2008 to 2016), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2016), Virtus Variable Insurance Trust; Senior Vice President (since 2017), Vice President (2013 to 2016), Virtus Alternative Solutions Trust; and Senior Vice President (since 2017) and Vice President (2016 to 2017), Duff & Phelps SelectMLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Bradley, W. Patrick YOB: 1972	Executive Vice President (since 2016); Senior Vice President (2013 to 2016); Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011).	Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013), Chief Financial Officer and Treasurer (since 2010), Virtus Total Return Fund Inc.; Executive Vice President (2016 to 2019), Senior Vice President (2013 to 2016), Vice President (2012 to 2013), Chief Financial Officer and Treasurer (since 2010), the former Virtus Total Return Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund; Executive Vice President (since 2016), Senior Vice President (2014 to 2016), Chief Financial Officer and Treasurer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Family; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), and Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust; Director (since 2013), Virtus Global Funds, PLC; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.; and various officer positions (since 2006) with Virtus affiliates.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Engberg, Nancy J. YOB: 1956	Senior Vice President (since 2017) and Chief Compliance Officer (since 2011).	Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund; Senior Vice President (since 2017), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), Virtus Total Return Fund Inc.; Senior Vice President (2017 to 2019), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Vice President (2014 to 2017) and Chief Compliance Officer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Senior Vice President (since 2017), Vice President (2008 to 2017) and Chief Compliance Officer (2008 to 2011 and since 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2017) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Senior Vice President (since 2017), Vice President (2013 to 2017) and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Chief Compliance Officer (since 2015), ETFis Series Trust I and Virtus ETF Trust II; and various officer positions (since 2003) with Virtus affiliates.
Fromm, Jennifer YOB: 1973	Vice President, Chief Legal Officer, Counsel and Secretary (since 2020)	Vice President, Chief Legal Officer, Counsel and Secretary (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Vice President (since 2017) and Assistant Secretary of various Virtus-affiliated open-end funds (since 2008); Vice President (since 2016) and Senior Counsel, Legal (since 2007), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Vice President, Chief Legal Officer, Counsel and Secretary (since 2013), Virtus Variable Insurance Trust; Vice President, Chief Legal Officer, Counsel and Secretary (since 2013), Virtus Alternative Solutions Trust; and various officer positions (since 2008) with Virtus affiliates.
Short, Julia R. YOB: 1972	Senior Vice President (since 2017).	Senior Vice President (since 2018), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Senior Vice President (2018 to 2019), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Virtus Mutual Fund Family; Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; President and Chief Executive Officer, RidgeWorth Funds (2007 to 2017); and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Waltman, Francis G. YOB: 1962	Executive Vice President (since 2013); Senior Vice President (2011 to 2013).	Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Global Multi-Sector Income Fund; Executive Vice President (since 2017), Virtus Total Return Fund Inc.; Executive Vice President (2017 to 2019), the former Virtus Total Return Fund Inc.; Executive Vice President (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Family; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Director (since 2013), Virtus Global Funds PLC; Executive Vice President (since 2013), Virtus Alternative Solutions Trust; Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various senior officer positions (since 2006) with Virtus affiliates.

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DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
101 Munson Street
Greenfield, MA 01301-9668
Board of Directors
George R. Aylward
Donald C. Burke
Sidney E. Harris
John R. Mallin
Connie D. McDaniel
Philip R. McLoughlin, Chairman
Geraldine M. McNamara
James M. Oates
James B. Rogers, Jr.
R. Keith Walton
Brian T. Zino
William R. Moyer, Advisory Member
Thomas J. Brown, Honorary Member
Hassell H. McClellan, Honorary Member
Richard E. Segerson, Honorary Member
Officers
George R. Aylward, President and Chief Executive Officer
Francis G. Waltman, Executive Vice President
W. Patrick Bradley, Executive Vice President, Chief Financial Officer, and Treasurer
Nancy J. Engberg, Senior Vice President and Chief Compliance Officer
Julia R. Short, Senior Vice President
Peter Batchelar, Senior Vice President
Jennifer Fromm, Vice President, Chief Legal Officer, Counsel and Secretary
Investment Adviser
Virtus Alternative Investment Advisers, Inc.
One Financial Plaza
Hartford, CT 06103-2608
Administrator
Virtus Fund Services, LLC
One Financial Plaza
Hartford, CT 06103
Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286-1048
Transfer Agent
Computershare
P.O. Box 505005
Louisville, KY 40233-5005
Fund Counsel
Sullivan & Worcester LLP
1666 K Street, NW
7th Floor
Washington, DC 20006
Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, PA 19103-7042
How to Contact Us
Shareholder Services	1-866-270-7788
Website	www.Virtus.com

Important Notice to Shareholders
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-866-270-7788.

c/o Computershare Investor Services
P.O. Box 505005
Louisville, KY 40233-5005
For more information about
Virtus Closed-End Funds, please
contact us at 1-866-270-7788
or closedendfunds@virtus.com
or visit Virtus.com.
8566	01-20

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Brian T. Zino is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $37,380 for 2019 and $34,760 for 2018.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $2,333 for 2019 and $3,781 for 2018. Such audit-related fees include out of pocket expenses.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2019 and $99,339 for 2018.

“Tax Fees” are those primarily associated with review of the Trust’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust’s financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund’s federal income tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2019 and $0 for 2018.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Duff & Phelps Select MLP and Midstream Energy Fund Inc. (the “Fund”) Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Board. As noted above, the Board must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliate Service Providers that related directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Board believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Board without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that Mr. Brian Zino, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In any event, the Board is informed is each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	0%

(c)	0%

(d)	N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $2,333 for 2019 and $103,120 for 2018.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

(a)

The registrant has a separately designated audit committee. As of the end of the period covered by the report, the members of the audit committee were: Philip R. McLoughlin, William R. Moyer, Brian T. Zino, R. Keith Walton, James B. Rogers and James M. Oates. On January 14, 2020, the members of the audit committee changed to: Brian T. Zino, Donald C. Burke, John R. Mallin, and Connie D. McDaniel. William R. Moyer also serves as an advisory member of the audit committee, effective January 14, 2020.

(b)	Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has adopted a Policy Regarding Proxy Voting stating the Fund’s intention to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. The Fund has committed to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.

The Policy stipulates that the Fund’s investment adviser will vote proxies, or delegate such responsibility to the subadviser. The applicable voting party will vote proxies in accordance with this Policy, or its own policies and procedures, which in no event will conflict with the Fund’s Policy. The adviser or subadviser may engage a qualified, independent organization to vote proxies on its behalf (a “delegate”). Matters that may affect substantially the rights and privileges of the holders of securities to be voted will be analyzed and voted on a case-by-case basis taking into consideration such relevant factors as enumerated in the Policy. The views of management of a portfolio company will be considered.

The Policy specifies certain factors that will be considered when analyzing and voting proxies on certain issues, including, but not limited to:

•

Corporate Governance Matters – tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with anti-takeover provisions such as staggered boards, poison pills and supermajority provisions.

•	Stock Option and Other Management Compensation Issues – executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

•

Shareholder Proposals – whether implementation of the proposal is likely to enhance or protect shareholder value; whether the issue(s) presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation; if the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal; whether the proposal’s request is unduly burdensome or overly prescriptive; whether any increase in disclosure or transparency requested would have a deleterious impact; and whether the company’s current approach to the issue(s) presented are comparative to current industry practice.

The Fund and its delegates seek to avoid actual or perceived conflicts of interest of Fund shareholders, on the one hand, and those of the adviser, subadviser, delegate, or any affiliated person of the Fund, on the other hand.

Depending on the type and materiality, any conflicts of interest will be handled by (i) relying on the recommendations of an established, independent third party proxy voting vendor; (ii) voting pursuant to the recommendation of the delegate; (iii) abstaining; or (iv) where two or more delegates provide conflicting requests, voting shares in proportion to the assets under management of each delegate. The Policy requires the adviser/subadviser or delegate to notify the President of the Fund of any actual or potential conflict of interest. The adviser/subadviser or delegate may not waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board or the President of the Fund.

The Policy further imposes certain record-keeping and reporting requirements on the adviser/subadviser or delegate.

During the period of the report, proxies for the Fund were handled by the Fund’s subadviser, Duff & Phelps Investment Management Co. (“Duff & Phelps”). Duff & Phelps has adopted pre-determined proxy voting guidelines (the “Guidelines”) in an effort to ensure shares are voted in the best interests of its clients and the value of the investment, and to address any real or perceived conflicts of interest in proxy voting. The Guidelines allow Duff & Phelps to utilize a qualified, non-affiliated third party vendor to assist in the review of proxy proposals and making of voting recommendations on behalf of clients consistent with the Guidelines and Duff & Phelps’ clients’ proxy voting guidelines including the Policy, or as determined to be in the best economic interest of Duff & Phelps’ clients.

Duff & Phelps has procedures in place to address conflicts of interest or potential conflicts of interest relating to proxy proposals. Generally, where the Guidelines outline a voting position, either as for or against such proxy proposal, voting will be according to either the Guidelines or the third party vendor’s policies. When the Guidelines outline a voting position to be determined on a case-by-case basis, or the Guidelines do not list them, then Duff & Phelps will choose to vote the proxy according to either the voting recommendation of a non-affiliated third party vendor or pursuant to client direction. The method selected will depend on the facts and circumstances of each situation as well as requirements of applicable law.

Duff & Phelps may choose not to vote proxies in certain situations or for certain accounts, such as when:

•	it deems the cost of voting to exceed any anticipated benefit to client;

•	a proxy is received for a security it no longer manages due to the entire position being sold; or

•	exercising voting rights could restrict the ability of the portfolio manager to freely trade the security.

Duff & Phelps may also not be able to vote proxies for any client account that participates in securities lending programs or UMA/MDP.

A complete copy of Duff & Phelps’ current Proxy Voting Policies, Procedures and Guidelines may be obtained by sending a written request to Duff & Phelps Investment Management Co., Attn: Compliance, 200 S. Wacker Drive, Suite 500, Chicago, Illinois 60606.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Duff & Phelps Investment Management Co. Portfolio Management Team

David D. Grumhaus, Jr.

David Grumhaus is an Executive Managing Director and Senior Portfolio Manager with Duff & Phelps’ utility equity team, and leads the firm’s master limited partnership effort and is head of the infrastructure group. He is also co-portfolio manager of the Virtus Duff & Phelps Select MLP and Energy Fund. Prior to joining Duff & Phelps in 2014, Mr. Grumhaus served as a portfolio manager and director of research for Copia Capital, LLC. Previously, he was an investment banker for Goldman, Sachs & Co., as well as William Blair & Company, LLC.

Rodney C. Clayton, CFA

Rodney Clayton is a Managing Director at Duff & Phelps and co-portfolio manager of the Duff & Phelps Select MLP and Midstream Energy Fund and Virtus Duff & Phelps Select MLP and Energy Fund effective February 1, 2020. In addition, Mr. Clayton is a senior research analyst on the MLPs and Infrastructure team at Duff & Phelps, specializing in research and analysis of mid-stream energy companies. Prior to joining Duff & Phelps in 2016, Mr. Clayton was a senior manager and due diligence analyst at UBS Financial Services, focusing on MLP, large cap value and equity income strategies. Earlier he was an equity research analyst at J.P. Morgan Securities covering the energy exploration and production, engineering and construction, and environmental services industries.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of any other accounts they manage. Such conflicts could include the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the adviser/subadviser may have in place that could benefit the Fund and/or such other accounts. The Board of Directors has adopted policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Fund’s shareholders. Each adviser/subadviser is required to certify its compliance with these procedures on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Fund’s most recent fiscal year. Additionally, there are no material conflicts of interest between the investment strategy of the Fund and the investment strategy of other accounts managed by the portfolio managers since portfolio managers generally manage funds and other accounts having similar investment strategies.

The following table provides information as of February 1, 2020, regarding any other accounts managed by the portfolio managers and portfolio management team members for the Fund. As noted in the table, the portfolio managers managing the Fund may also manage or be members of management teams for other mutual funds within the Virtus Fund complex or other similar accounts.

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
David D. Grumhaus, Jr.	Registered Investment Companies:	1	$5 million	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	1	$3.5 million	0	0

Rodney C. Clayton	Registered Investment Companies:	1	$5 million	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	1	$3.5 million	0	0

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Virtus, along with its affiliated investment management firms, including Duff & Phelps (collectively, “Virtus”), is committed to attracting and retaining the highest caliber employees and investment talent. The company’s compensation and benefits program is comprehensive and designed to reward performance and commitment to our shareholders. Virtus personnel receive a competitive base salary, an incentive bonus opportunity, and a benefits package. Certain professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Certain key individuals also have the opportunity to take advantage of a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“RSUs”) with multi-year vesting, subject to Virtus corporate board approval, and opportunities to defer their compensation and reduce tax implications.

Following is a more detailed description of Virtus’ compensation structure.

•

Base Salary – Each individual is paid a fixed base salary, which is designed to be competitive in light of the individual’s experience and responsibilities. Virtus management uses independent, third-party compensation surveys of the investment industry to evaluate competitive market compensation for its employees.

•

Incentive Bonus – Incentive bonus pools for non-investment personnel are generally based upon overall Virtus profitability. Annual incentive payments for investment personnel are based on targeted compensation levels, adjusted for profitability and investment performance factors, and a subjective assessment of contribution to the team effort. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures. For compensation purposes, a fund’s performance is generally measured over one-, three-, and five-year periods and an individual manager’s participation is based on the performance of each fund/account managed. The short-term incentive payment is generally paid in cash, but a portion may be payable in Virtus RSUs.

•	Other Benefits – Employees are also eligible to participate in broad-based plans offered by Virtus, including 401(k), health, and other employee benefit plans.

While portfolio manager compensation contains a performance component, this component is adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risk. This approach ensures that investment management personnel remain focused on managing and acquiring securities that correspond to a fund’s mandate and risk profile and are discouraged from taking on more risk and unnecessary exposure to chase performance for personal gain. We believe we have appropriate controls in place to handle any potential conflicts that may result from a substantial portion of portfolio manager compensation being tied to performance.

(a)(4)	Disclosure of Securities Ownership

“Beneficial ownership” should be determined in accordance with rule 16a-1(a)(2) under the Exchange Act (17 CFR 240.16a-1(a)(2)).]

For the most recently completed fiscal year ended November 30, 2019, beneficial ownership of shares of the Fund by Messrs. Grumhaus and Georgas are as follows. Beneficial ownership was determined in accordance with rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (17 CFR 240.161-1(a)(2)).

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned
David Grumhaus	$50,001 - $100,000
Rodney Clayton	$1 - $10,000

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Duff & Phelps Select MLP and Midstream Energy Fund Inc.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date	2/7/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date	2/7/20

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Executive Vice President,
Chief Financial Officer and Treasurer
(principal financial officer)

Date	2/7/20

*	Print the name and title of each signing officer under his or her signature.